UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2024

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 30, 2024, at the 2024 Annual Meeting of Stockholders (the Annual Meeting) of Exelixis, Inc. (Exelixis), Exelixis’ stockholders approved the amendment and restatement of the Exelixis, Inc. 2000 Employee Stock Purchase Plan (as so amended and restated, the Amended ESPP). The Amended ESPP became effective immediately upon approval at the Annual Meeting. The amendment and restatement was effected primarily to increase the number of shares of common stock authorized for issuance thereunder by 6,000,000 shares.

A more complete summary of the material terms of the Amended ESPP is set forth in Exelixis’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2024 (the Proxy Statement). That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended ESPP, which is filed as Appendix A to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 30, 2024, Exelixis held its Annual Meeting via live webcast.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

1.Election of Directors: Exelixis stockholders elected the following 11 directors to serve until the next annual meeting of stockholders in 2025, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mary C. Beckerle, Ph.D.	234,784,699	1,753,694	366,742	26,521,398
S. Gail Eckhardt, M.D.	235,689,633	848,760	366,742	26,521,398
Maria C. Freire, Ph.D.	231,507,964	5,015,509	381,662	26,521,398
Tomas J. Heyman	226,254,385	10,301,127	349,623	26,521,398
David E. Johnson	234,906,753	1,656,907	341,475	26,521,398
Michael M. Morrissey, Ph.D.	232,183,514	4,421,711	299,910	26,521,398
Robert L. Oliver, Jr.	234,840,151	1,713,594	351,390	26,521,398
Stelios Papadopoulos, Ph.D.	226,254,217	10,371,670	279,248	26,521,398
George Poste, DVM, Ph.D., FRS	230,920,978	5,618,155	366,002	26,521,398
Julie Anne Smith	231,186,051	5,352,251	366,833	26,521,398
Jack L. Wyszomierski	226,591,389	9,937,262	376,484	26,521,398

2.Ratification of Ernst & Young LLP as Exelixis’ independent registered public accounting firm: Exelixis stockholders ratified the selection of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 3, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
254,624,587	6,793,128	2,008,818	—
3.Approval of the Amended ESPP: Exelixis stockholders approved the Amended ESPP.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
234,517,811	2,218,127	169,197	26,521,398
4.Approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement (Say on Pay): Exelixis stockholders approved the Say on Pay proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
226,652,255	9,785,746	467,134	26,521,398

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

June 3, 2024	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President, General Counsel and Secretary